For Bank use only

                              Received by: ______________________
                              Approved by: ______________________
                              Other: ____________________________


                         NORTH FORK BANK
     FURTHER RESTATED, INCREASED AND AMENDED TERM LOAN NOTE

     The within is a restatement and amendment and continuation of that certain prior Amended and Restated Term Note between Apple Bank for Savings and Logimetrics, Inc., said Note having been previously assigned by Apple Bank for Savings to North Fork Bank pursuant to an Assignment and Assumption Agreement dated December 18, 1992; said Note having been previously restated and amended pursuant to a Restated and Amended Term Loan Note in the principal amount of $358,322 dated November 18, 1993.


BORROWER:      LOGIMETRICS, INC.

PRINCIPAL:     $800,000                 Date:  March 7, 1996


PROMISE TO PAY: The undersigned (the "Borrower"), jointly and severally if more than one signer, does hereby promise to pay to the order of NORTH FORK BANK (the "Bank") at its offices at 245 Love Lane, Mattituck, New York 11952, or at any of its branches, the sum of EIGHT HUNDRED THOUSAND ($800,000) DOLLARS plus interest thereon, from the date hereof in the manner set forth below.

RATE AND PAYMENT: The unpaid principal balance hereof shall bear interest at that rate equal to one and one-half (1%) percent per annum in excess of that rate stated by the Bank to be its Prime Rate from time to time in effect, payable monthly in arrears commencing on April 1, 1996 and on the 1st day of each month thereafter. In addition to the aforementioned payments of interest, the Borrower shall pay to the Bank thirty-two (32) equal consecutive monthly payments of principal each in the amount of Thirteen Thousand Three Hundred Thirty-Three and 33/100 ($13,333.33) Dollars commencing on May 1, 1996 and on the 1st day of each month thereafter together with a final payment of all outstanding principal, interest and/or related charges on December 31, 1998, which shall be the maturity date of this Note.

Wherever any payment to be made under this Note is required to be paid on a date that is a Saturday, Sunday or public holiday, or the equivalent for banks under the laws of the State of New York, such payment may be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of interest due.

The Bank may charge any account of the Borrower for any payment due to the Bank hereunder.

All payments due under the Note shall be made by automatic debit from an account maintained by the Borrower for such purpose at the Bank in which the Borrower shall maintain balances sufficient to pay each monthly payment due to the Bank under the Loan. In the event that the money maintained in such account is insufficient for any payment due under this Note, the Bank may charge any account of the Borrower for any payment due to the Bank under this Note.

Payments shall be applied first to interest on unpaid principal balances to the date payment is received by the Bank and then to reduction of principal. If the interest rate is based on the Bank's announced Prime Rate, the interest rate shall change when the Prime Rate changes and nothing herein shall prevent the Bank from loaning money at less than Prime on such terms and conditions as it deems advisable. Interest shall be calculated on a 360 day year and actual number of days elapsed.

PREPAYMENT: Prepayment in whole or in part may be made at any time without penalty.

DEFAULT INTEREST RATE:   The unpaid principal sum due under this
Note shall bear interest at a rate equal to five (5%) percent above the Rate set forth above on and after the occurrence of any event of default and until the entire principal sum hereof has been fully paid, both before and after the entry of any judgment with respect to such event, but in no event shall the rate either before or after the occurrence of any event of default exceed the highest rate of interest, if any, permitted under applicable New York or Federal Law. Such rate of interest shall continue until such time as any event of default that may be cured by the Borrower is cured to the satisfaction of the Bank, at which time the previously stated interest rate shall re-commence. In no event shall the rate either before or after the occurrence of any such default exceed the highest rate of interest, if any, permitted under applicable New York or Federal law.

RIGHT OF OFFSET: If any payment is not made on time, or if the entire balance becomes due and payable and is not paid, all or part of the amount due may be offset out of any account or other property which the Borrower has at the Bank or any affiliate of the Bank without prior notice or demand.

LATE CHARGES: The Borrower will pay a charge of five (5%) percent of the amount of any payment which is not made within ten (10) days of its respective due date, or, if applicable, which cannot be debited from its account due to insufficient balance on the debit date.


SECURITY:  This Note is secured by:

     (1) a security interest in and assignment and pledge of all monies, deposits, or other sums now or hereafter held by the Bank on deposit, in safekeeping, transit or otherwise, at any time credited by or due from Bank to the Borrower, or in which the Borrower shall have an interest; and

     (2) a continuing first lien against all assets of the Borrower as set forth, in part, in that certain Restated and Amended General Security Agreement dated of even date herewith.

CONDITIONS PRECEDENT:

          The Borrower shall satisfy the following conditions precedent including delivery to the Bank of the following:

               (a)  An executed copy of this Note;

               (b) The Bank shall continue to maintain its first perfected security interest in certain assets of the Borrower (the "Collateral") pursuant to the general security agreement (the
"Security Agreement") as reaffirmed of even date herewith;

               (c)  A copy of the resolutions passed by the
Borrower's Board of Directors certified by its Secretary or Assistant Secretary as being in full force and effect on the date of this Agreement, authorizing the loan herein provided for, the execution, delivery and performance of this Note and any other instrument or agreement required hereunder and containing a certificate of incumbency as to the person or persons authorized to execute and deliver the same; and

              (d) All other documents reasonably required by the Bank and/or its counsel in order to evidence and/or secure the Bank's position as set forth herein.

REPRESENTATIONS AND WARRANTIES: The Borrower hereby represents and warrants to the Bank that:

          (a) The Borrower is duly organized, validly existing and in good standing under the laws of the State of its formation and is qualified to do business and in good standing under the laws of each state where its failure to so qualify would have a material adverse effect on its business, operations or properties;

          (b) This Note, the Security Agreement and all other documents executed and delivered herewith have been duly authorized, executed and delivered and constitute the valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, including the granting to the Bank of a first perfected security interest in the Collateral;

          (c)  The execution and delivery of this Note, the

Security Agreement and all other documents executed and delivered herewith and performance hereunder and thereunder, will not violate any provision of law;

          (d) There are no actions or proceedings pending before any court or governmental authority, bureau or agency, with respect to or threatened against or affecting the Borrower, or any Subsidiary, which if determined adversely would have a material adverse effect on the business, the assets or the financial condition of the Borrower or any Subsidiary. As used herein, the term "Subsidiary" or "Subsidiaries" means any corporation or corporations of which the Borrower alone, or the Borrower and/or one or more of its Subsidiaries, owns, directly or indirectly, at least a majority of the securities having ordinary voting power for the election of directors;

          (e) The Borrower is not in default under, or in violation of, any term of any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or by which any of the properties or assets owned by or used in the conduct of its business is affected, which default or violation may have a material adverse effect on its business, assets or financial condition. The operations of the Borrower comply in all material respects with all laws, ordinances and regulations applicable to it;

          (f) The Borrower is not a party to or bound by, nor are any of the properties or assets owned by it or used in the conduct of its business affected by any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, or subject to any charter or other corporate restriction, which materially and adversely affects its business, assets or financial condition;

          (g) All balance sheets, profit and loss statements and other financial information heretofore furnished to the Bank are complete and present fairly the financial condition of the Borrower and its Subsidiaries as at the dates thereof and for the periods covered thereby, including contingent liabilities of every kind, which financial conditions have not materially adversely changed since the date of the most recently dated balance sheet of the Borrower heretofore furnished to the Bank;

          (h) No part of the proceeds of the loan which is evidenced by this Note will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of indebtedness which was incurred for the purpose of purchasing or carrying, any margin stock as such term is defined in Sec. 221.3 of Regulation U of the Board of Governors of the Federal Reserve System;

          (i) The Borrower and its Subsidiaries are in compliance in all material respects with the Employees Retirement Income Security Act of 1974 ("ERISA") and all rules and regulations thereunder. Neither the Borrower nor any of its Subsidiaries has

any unfunded vested liability under any type of plan described in
Section 4021(a) of ERISA ("Pension Plan") and no reportable event, as set forth in Section 4043(b) of ERISA, has occurred or is continuing with respect to any Plan.

FINANCIAL STATEMENTS:  The Borrower shall deliver to the Bank:

          (a) Annually, as soon as available, but in any event within one hundred twenty (120) days after the last day of each fiscal year, audited financial statements, including balance sheets as of the last day of the fiscal year and statements of income and retained earnings and changes in financial condition for such fiscal year each prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP") for the period and prior periods by independent Certified Public Accountants satisfactory to the Bank;

          (b) As soon as available, but in any event within forty-five (45) days after the end of each fiscal quarter, internally prepared financial statements of the Borrower each prepared in accordance with GAAP and jobs-in-progress reports for said period and prior periods;

          (c) Within a reasonable time after a written request therefor, such other financial data or information as the Bank may reasonably request from time to time;

          (d) At the same time as it delivers the financial statements required under the provisions of subsections (a) and (b) hereof, a certificate signed by the President or the chief financial, or accounting, officer of the Borrower, to the effect that no Event of Default hereunder or material default under any other agreement to which the Borrower or any Subsidiary is a party or by which it is bound, or by which any of its properties or assets may be affected, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, has occurred;

          (e) On a monthly basis, no later than the tenth (10th) day after each such month, the Borrowing Base Certificate referenced herein and backlog reports and accounts receivable agings of the Borrower.

AFFIRMATIVE COVENANTS: The Borrower will, and with respect to the agreements set forth in subsections (a) through (f) hereof, will cause each Subsidiary to:

          (a) With respect to its properties, assets and business, maintain insurance against loss or damage, to the extent that property, assets and businesses of similar character are usually so insured by companies similarly situated and operating like properties, assets or businesses with responsible insurance companies satisfactory to the Bank, said insurance to indicate the Bank as an additional insured and loss payee;


          (b) Duly pay and discharge all taxes or other claims which might become a lien upon any of its properties except to the extent that such items are being in good faith appropriately contested;

          (c) Maintain, preserve and keep its properties in good repair, working order and condition, and make all reasonable repairs, replacements, additions, betterments and improvements thereto;

          (d) Conduct its business in substantially the same manner and in substantially the same fields as such business is now carried on and conducted;

          (e) Comply with all statutes, rules and regulations and maintain its corporate existence;

          (f) Permit the Bank to make or cause to be made, inspections and audits of any books, records and papers of the Borrower and of any Subsidiary and each endorser hereof and to make extracts therefrom at all such reasonable times and as often as the Bank may reasonably require;

          (g) Immediately give notice to the Bank that an Event of Default has occurred or that an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, has occurred and specifying the action which the Borrower has taken and proposes to take with respect thereto;

          (h) In addition to the aforementioned, the Borrower agrees that the following financial covenants are covenants upon which the Bank relies in the extension of the obligation evidenced hereby and that any violation or default under same shall constitute an Event of Default under the terms hereof:

                    (1)  at June 30, 1996, the Borrower shall
     maintain a Tangible Net Worth equal to the greater of
     (a) $4,500,000, or (b) the sum of $4,500,000 and any net
     profit after taxes for the fiscal year ending June 30, 1996 (as calculated in accordance with GAAP) less any preferred dividends (as such shall have been declared during such fiscal year). At each fiscal year end thereafter, the Borrower shall maintain a Tangible Net Worth equal to the greater of (a) the required Tangible Net Worth required hereunder for the immediately preceding fiscal year, or (b) the sum of said required Tangible Net Worth and any net profit after taxes for the fiscal year then ending (as calculated in accordance with GAAP) less any preferred dividends (as such shall have been declared during such fiscal year). For purposes hereof "Tangible Net Worth" shall mean, at any date, (i) the net book value of assets (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, permits, goodwill and other intangible assets classified as such in accordance with GAAP) after all appropriate adjustments in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization) plus (ii) subordinated indebtedness, in each case computed in accordance with GAAP;

                    (2)  As of each June 30 and December 31 of
     each fiscal year, commencing with June 30, 1996, the Borrower shall maintain an excess of Current Assets to Current Liabilities of not less than 2.75 to 1.0. For purposes hereof, "Current Assets" shall be defined as the aggregate amount of all current assets of the Company and its Subsidiaries including prepaid items such as insurance, taxes, interest, commissions and rents as may be properly classified as such in accordance with GAAP, other than goodwill and such other assets as are properly classified as "intangible assets" or deferred assets. In determining the value of assets hereunder, investments in Persons other than Subsidiaries shall be taken at cost or fair market value, whichever is less. For purposes hereof, "Current Liabilities" shall be defined as the aggregate amount of all current liabilities of the Company and its Subsidiaries determined in accordance with GAAP;

                    (3)  As of each June 30 and December 31 of
     each fiscal year, commencing June 30, 1996, the Borrower shall maintain Working Capital of not less than $5,500,000. For purposes hereof, Working Capital shall be defined as Current Assets less Current Liabilities;

                    (4)  As of each June 30 and December 31 of
     each fiscal year, commencing June 30, 1996, the Borrower shall maintain a ratio of Total Liabilities (calculated in accordance with GAAP excluding debt pursuant to the Debentures as hereinafter defined) to Tangible Net Worth of not more than 1.25 to 1.0;

                    (5)  the Borrower shall maintain a Debt
     Service Coverage ratio of not less than 1.05 : 1 at fiscal year end June 30, 1996 and 1.20 : 1 at fiscal year end June 30, 1997. For purposes hereof "Debt Service Coverage" shall be defined as earnings before interest taxes, depreciation and amortization for the fiscal year ending on the date of determination divided by the sum of current maturities of long term debt plus interest expense whether paid or accrued plus preferred dividends declared during such fiscal year (as all of the aforementioned are calculated in accordance with GAAP).

COMPENSATING BALANCE AND DEFICIENCY FEE AGREEMENT:     If at any
time during the term hereof, the aggregate average monthly ledger balance maintained in the non-interest deposit accounts of the Borrower at the Bank are less than $175,000, the Borrower shall pay to the Bank an additional fee equal to (a) the difference between $175,000 and the aggregate average monthly ledger balance maintained in the non-interest bearing deposit accounts of the Borrower at the Bank, multiplied by (b) a fixed rate (the "Deficiency Rate") equal to four (4%) percent in excess of the Bank's Prime Rate, based on a 360 day year and actual number of days elapsed. The $175,000 Compensating Balance requirement set forth herein is intended as an aggregate requirement for all obligations of the Borrower to the Bank. The Deficiency Rate shall be established on the first day of each January and July and shall be applicable for the immediately ensuing six (6) month period.

The fee defined herein shall be due and payable within fifteen (15) days following the end of each calendar quarter and shall be debited by the Bank from any account maintained by the Borrower at the Bank. The Borrower shall maintain sufficient funds in said accounts to permit such debit.

Nothing contained herein shall be deemed to require the undersigned to maintain Demand Deposit Balances at the Bank. The aforementioned is intended as a fee only and is neither intended, nor to be construed as, an imposition of interest or other charge.

NEGATIVE COVENANTS: The Borrower will not, and will not permit any Subsidiary to:

          (a) Create, incur, assume or suffer to exist any liability for borrowed money, except (i) amounts outstanding under the Borrower's twelve (12%) percent Convertible Senior Subordinated Debentures, (ii) amounts outstanding under the Borrower's Amended and Restated twelve (12%) percent Convertible Subordinated Debentures (the aforementioned are collectively referred to herein as the "Debentures") (iii) indebtedness to the Bank; (iv) existing debt as reflected on the most recent balance sheet provided to the Bank and further incurred through the date of this Agreement, which further incurred debt has been acknowledged by the Borrower to the Bank in writing prior to the execution hereof; and (v) other indebtedness for borrowed money (whether or not constituting a refinancing of existing indebtedness) so long as such indebtedness is not secured by collateral securing repayment of this Loan and the incurrence of which will not cause a default hereunder. The Borrower agrees to provide the Bank an opportunity to finance any additional borrowing needs in excess of $100,000 during the term of this Note;

          (b) enter into any merger or consolidation (where the Borrower is not the surviving entity) or liquidate, wind-up or dissolve itself or sell, transfer or lease or otherwise dispose of all or any substantial part of its assets;

          (c) lend or advance money, credit or property to or invest in (by capital contribution, loan, purchase or otherwise)

any firm, corporation, or other person where any event of default has occurred and is continuing or where such transaction would cause an event of default hereunder;

          (d) create, assume or permit to exist, any mortgage, pledge, lien or encumbrance of or upon or security interest in, any of its property or assets now owned or hereafter acquired except
(i) mortgages, liens, pledges and security interests in favor of the Bank; (ii) subordinate liens incidental to the Debentures;
(iii) other liens, charges and encumbrances incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially impair the use thereof in the operation of its business; (iv) liens for taxes or other governmental charges which are not delinquent or which are being contested in good faith and for which a reserve shall have been established in accordance with generally accepted accounting principles; (v) liens granted to secure purchase money financing of equipment, provided such liens are limited to the equipment financed; and (vi) liens granted to refinance unencumbered equipment provided such liens are limited to the equipment refinanced and the incurrence of which will not cause a default hereunder or in any other loan agreements or notes with the Bank;

          (e) assume, endorse, be or become liable for or guarantee the obligations of any other person except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

          (f) declare or pay any preferred dividends where any Event of Default has occurred and is continuing;

          (g) (i) terminate any Pension Plan so as to result in any material liability to The Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (the "PBCG"), (ii) engage in or permit any person to engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1954, as amended) involving any Pension Plan which would subject the Borrower to any material tax, penalty or other liability, (iii) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, involving any Pension Plan, or (iv) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to the PBCG by reason of termination of any Pension Plan.

COLLATERAL SECURITY:

          (a) As collateral security for the payment of any and all sums owing under this Note and all other obligations, direct or contingent, joint, several or independent, of the Borrower and of any Subsidiary and each endorser hereof now or hereafter existing, due or to become due to, or held, or to be held by, the Bank, whether created directly or acquired by assignment or otherwise (all of such obligations, including this Note, are hereinafter called the "Obligations"), the Borrower hereby grants to the Bank a lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to the Bank from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence of any Event of Default be set-off, appropriated and applied by the Bank against any of the Obligations whether or not such Obligations are then due or are secured by any collateral, or, if they are so secured, whether or not such collateral held by the Bank is considered to be adequate and with respect to all collateral security the Bank shall have all the rights and remedies available to it under the Uniform Commercial Code of New York and other applicable law;

          (b)  This Note is also secured by the Collateral.

EVENTS OF DEFAULT: The Bank may declare the entire unpaid balance of this Note due and payable on the happening of any of the following events:

          (a) Failure to pay any amount required by this Note within ten (10) days of its respective due date, or any other obligation owed to the Bank by Borrower, or, if applicable, failure to have sufficient funds in its account for loan payments to be debited on the due date;

          (b) Failure to perform or keep or abide by any negative or financial covenant set forth herein contained in this Note, or any other document or instrument given to the Bank in connection with this loan;

          (c) Failure to perform or keep or abide by any other term, covenant, or condition contained in this Note, or any other document or instrument given to the Bank in connection with this Loan, said failure continuing for a period of thirty (30) days after written notice thereof;

          (d) Payment Default by the Borrower or any declared default pursuant to the Debentures;

          (e) The Borrower makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Borrower as bankrupt or insolvent; or any order for relief with respect to the Borrower is entered under the United States Bankruptcy Code; or the Borrower petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Borrower or of any substantial part of the assets of the Borrower, or commences any proceeding relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Borrower and either
(i) the Borrower by any act indicates its approval thereof, consents thereto, or acquiesces therein or (ii) such petition, application or proceeding is not dismissed within sixty (60) days;

          (f) The happening of any event which, in the judgment of the Bank, adversely affects the Borrower's ability to repay or the value of any collateral;

          (g) If any material written representation or material statement made to the Bank by the Borrower is untrue when made;

          (h) The occurrence of a default under any other document or instrument given to the Bank in connection with this loan;

          (i) Failure to provide any financial information on request or permit an examination of books and records;

          (j) In the event that any person or "group" (as defined in Rule 13d-5 promulgated under the Exchange Act), other than SFM Group, Ltd. or Phipps, Teman & Company, L.L.C., acquires or otherwise obtains the right (whether by contract, through the ownership of securities or pursuant to any proxy or consent arrangement, voting trust or otherwise) to appoint, elect or cause the election of a majority of the Board of Directors of the Company;

          (k) if any order is entered by any court or tribunal, at law or in equity, by or against any of the Obligors for the appointment of any receiver or any trustee for any of the Obligors and said Order is not discharged within sixty (60) days from the entry thereof.

ATTORNEYS FEES: In the event the Bank retains counsel with respect to enforcement of this Note or any other document or instrument given to the Bank, the Borrower agrees to pay the Bank's reasonable attorneys fees (whether or not an action is commenced and whether or not in the court of original jurisdiction, appellate court, bankruptcy court, or otherwise).

SUBSEQUENT AGREEMENTS: The Borrower shall be bound by any agreement extending the time or modifying the above terms of payment made by the Bank without notice to the Borrower, and the Borrower shall continue to be liable to pay all amounts due hereunder, but at an interest rate not exceeding the rate set forth herein, according to the terms of any such agreement of extension or modification.

MISCELLANEOUS:


          (a) Only those agreements, representations and warranties made expressly herein shall survive the delivery of this Note. The Borrower waives trial by jury, set-off and counterclaim of any nature or description in any litigation in any court with respect to, in connection with, or arising out of, this Note or any instrument or document delivered pursuant hereto or the validity, protection, interpretation, collection or enforcement hereof;

          (b) No modification or waiver of or with respect to any provision of this Note, or consent to any departure by the Borrower from any of the terms or conditions hereof, shall in any event be effective unless it shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances;

          (c) Each and every right granted to the Bank hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Bank or the holder of this Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right;

          (d) In the event that this Note is placed in the hands of an attorney for collection by reason of any default hereunder, the Borrower agrees to pay reasonable attorney's fees so incurred. The Borrower promises to pay all reasonable out-of-pocket expenses of any nature as soon as incurred whether in or out of court and whether incurred before or after this Note shall become due at its maturity date or otherwise and costs which the Bank may deem necessary or proper in connection with the satisfaction of the indebtedness or the administration, supervision, preservation, protection (including but not limited to maintenance of adequate insurance) of or the realization upon the collateral;

          (e) The Borrower hereby waives presentment, demand for payment, protest, notice of protest, notice of dishonor, and any or all other notices or demands except as otherwise expressly provided for herein;

          (f) All accounting terms not otherwise defined in this Note shall have the meanings ascribed thereto under generally accepted accounting principles;

          (g) Delay or failure of the Bank to exercise any of its rights under this Note shall not be deemed a waiver thereof. No waiver of any condition or requirement shall operate as a waiver of any other or subsequent condition or requirement. The Bank or any other holder of this Note need not present it before requiring payment. The Borrower waives trial by jury, offset, and counterclaim with respect to any action arising out of or relating to this Note. This Note may not be modified or terminated orally. This Note shall be governed by the laws of the State of New York without regard to its conflicts of laws rules. The Borrower irrevocably consents to the jurisdiction and venue of the New York State Supreme Court, Suffolk County in any action concerning this Note. This Note is binding upon the Borrower, its heirs, successors and assigns;

          (h) The Borrower expressly warrants and represents that no statements, agreements or representations, whether oral or written, have been made by the Bank, or by any employee, agent or broker of the Bank with respect to the obligation or debt evidenced by this Note. The Borrower further expressly warrants and represents that (i) no oral commitment has been made by the Bank to extend or continue any credit to the Borrower or any party other than as expressly stated herein or in those certain documents executed in connection herewith, (ii) no representation or agreement has been made by or with the Bank, or any employee, agent or broker of the Bank, to forebear or refrain in any way from exercising any right or remedy in its favor hereunder or otherwise unless expressly set forth herein, and (iii) the Borrower has not and will not rely on any commitment to extend or continue any credit, nor on any agreement to forebear or refrain from exercising rights or remedies unless such commitment or agreement shall be in writing and duly executed by an authorized officer of the Bank.

NOTICES: All notices, requests and other communications pursuant to this Note shall be in writing, either by letter (delivered by hand or sent by certified mail, return receipt requested) or telegram, addressed as follows:

          (a)  if to the Borrower:

               Logimetrics, Inc.
               121-03 Dupont Street
               Plainview, New York  11803

               Attention:     Murray H. Feigenbaum, President

          (b)  if to the Bank:

               North Fork Bank
               275 Broad Hollow Road
               Melville, New York  11747

               Attention:     Joseph Walsh, Vice President

          Any notice, request or communication hereunder shall be deemed to have been given when deposited in the mails, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid. Any party may change the person or address to whom or which the notices are to be given hereunder, but any such notice shall be effective only when actually received by the party to whom it is addressed.

          IN WITNESS WHEREOF, the Borrower has signed this Note the 7th day of March, 1996.

                              LOGIMETRICS, INC.

                              By: Murray H. Feigenbaum
                                 _________________________
                                   Murray H. Feigenbaum, President

STATE OF NEW YORK)
                 )  ss.:
COUNTY OF SUFFOLK)

     On this 7th day of March, 1996, before me personally came Murray H. Feigenbaum, to me known, who, being by me duly sworn, did depose and say that he has an address at c/o LOGIMETRICS, INC., 121-03 Dupont Street, Plainview, New York 11803, that he is the President of LOGIMETRICS, INC., the corporation described in, and which executed, the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.
                                    /s/ Laura L. Lowy
                                   _________________________
                                   NOTARY PUBLIC

                                       LAURA L. LOWY
                               Notary Public, State of New York
                                         No 4881967
                                 Qualified in Suffolk County
                                Commission Expires Dec 29, 1996